THE INTEGRITY FUNDS

Integrity Mid-North American Resources Fund
Integrity ESG Growth & Income Fund
Integrity High Income Fund
Integrity Dividend Harvest Fund
 Integrity Short-Term Government Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement Dated July 28, 2021 to the Prospectus
and Statement of Additional Information dated November 30, 2020

The following is added to “Appendix A-Intermediary-Specific Sales Charge Waivers and Discounts” of the Funds’ Prospectus in the section of Appendix A titled “Shareholders Purchasing Fund Shares through Oppenheimer & Co and its Affiliates” and under the heading “Front-end Sales Load Waivers on Class A Shares available at OPCO”:

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A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

The following is added to “Appendix A-Intermediary-Specific Sales Charge Waivers and Discounts” of the Funds’ Prospectus in the section of Appendix A titled “Shareholders Purchasing Fund Shares through Robert W. Baird & Co. (“Baird”)” and under the heading “Front-End Sales Waivers on Class A shares Available at Baird”:

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A shareholder in the Fund’s Class C Shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE